Exhibit 99.2

May 3, 2016 Management Presentation First Quarter 2016 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2016 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with the SEC’s ongoing investigation and the related class action litigation claims ; • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 FIRST QUARTER 2016 SUMMARY » Positive but uneven organic growth due to timing of revenue recognition, continued decline in billable pass - through costs, and shifts in spend by some clients » Good start to the year for profitability: Q1 Adjusted EBITDA margins +30 basis points; on target to achieve $10 million of annual targeted net savings; » Solid execution on growth initiatives such as International and Data Science & Technology, becoming key drivers of financial performance » Tailwind from new business activity provides good forward visibility » Further strengthened balance sheet through successful debt offering and revolving credit agreement extension » On track to achieve financial guidance for Revenue and Adjusted EBITDA Note : See appendix for definitions of non - GAAP measures

4 » Organic revenue growth of 2.2%, after a 241 basis points reduction from significantly lower billable pass - through costs » Revenue increased 2.3% to $309.0 million from $302.2 million » Net loss attributable to MDC Partners improved to ($23.3) million vs ($32.1) million despite the costs related to our senior notes refinancing » Adjusted EBITDA increased 5.3% to $32.8 million from $31.2 million » Adjusted EBITDA margin expanded 30 basis points to 10.6% from 10.3% » Net new business wins of $19.8 million » Adjusted EBITDA Available for General Capital Purposes increased 23.8% to $12.7 million from $10.3 million » Refinanced debt through issuance of $900 million of 6.50% Senior Notes with extended maturity and 25 basis points of savings, and through extension of $325 million credit facility with further 25 basis points savings » Declared cash dividend of $0.21 per share FIRST QUARTER 2016 FINANCIAL HIGHLIGHTS Note : See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2016 2015 Revenue 309.0$ 302.2$ 2.3 % Operating Expenses Cost of services sold 211.4 210.4 0.5 % Office and general expenses 77.8 74.3 4.7 % Depreciation and amortization 11.2 12.3 (8.8) % Operating Profit 8.5 5.2 64.5 % Other, net 15.5 (18.0) Interest expense and finance charges (15.6) (15.1) Loss on redemption of notes (33.3) - Interest income 0.2 0.1 Income tax benefit 2.0 4.1 Equity in earnings of non-consolidated affiliates 0.2 0.4 Loss from Continuing Operations (22.4) (23.4) Loss from discontinued operations, net of taxes - (6.3) Net Loss (22.4) (29.7) Net income attributable to non- (0.9) (2.4) controlling interests Net Loss Attributable to MDC Partners Inc. (23.3)$ (32.1)$ % Change Three Months Ended March 31, Note: Actuals may not foot due to rounding

6 » Organic growth of +2.2%, negatively impacted by 241 basis points from a roughly $6 million decline in billable pass - through costs REVENUE SUMMARY (US$ in millions, except percentages) Revenue $ % Change March 31, 2015 $302.2 Foreign Exchange Impact (3.6) -1.2% Acquisition Growth 3.8 1.3% Organic Growth 6.6 2.2% Total Change 6.8 2.3% March 31, 2016 $309.0 Three Months Ended Note: Actuals may not foot due to rounding

7 REVENUE BY GEOGRAPHY » U.S. declined due to decreased billable pass - through costs in our Experiential business, timing of revenue recognition, and shifts in spend by some clients » Renewed growth in Canada and continued strong performance in International (US$ in millions, except percentages) % Total % Organic Revenue $ Growth Growth United States $252.2 0.1% -1.2% Canada 28.4 -4.8% 4.5% North America 280.6 -0.4% -0.6% Other 28.4 39.5% 41.4% Total $309.0 2.3% 2.2% Three Months Ended March 31, 2016 Note: Actuals may not foot due to rounding

8 Q1 2016 Mix Year - over - Year Growth by Category » Fastest growing client sectors: Technology, Automotive, Food & Beverage » Diversification continues: Top 10 clients declined to 23.0% of revenue in Q1 2016 from 24.4% a year ago (largest <4%) REVENUE BY CLIENT INDUSTRY Q1 2016 Above 10% Technology 0% to 10% Automotive, Food & Beverage, Consumer Products Below 0% Communications, Healthcare, Retail, Financials * Excludes discontinued operations Note : Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis.

9 ORGANIC GROWTH 1 Peers include Omnicom, IPG, WPP, Havas and Publicis . MDC Partners vs. Peers 1 Trailing 12 Month Organic Revenue

10 » Adjusted EBITDA growth and margin expansion aided by leverage of corporate » Segment profitability impacted by timing issues, and is expected to contribute to growth as we move through the year and especially in the second half ADJUSTED EBITDA 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 and 3 of the Q1 2016 press release for a reconciliation of Net loss to Adjuste d E BITDA . Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2016 2015 Advertising and Communications 42.8 44.2 (3.3) % Corporate Group (10.0) (13.1) (23.8) % Adjusted EBITDA (1) 32.8$ 31.2$ 5.3 % margin 10.6% 10.3% % Change Three Months Ended March 31,

11 ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 and 3 of the Q1 2016 press release for a reconciliation of Net loss t o A djusted EBITDA. 2 Capital Expenditures, net represents capital expenditures net of landlord reimbursements. 3 Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes . 4 Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of d ebt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives . (US$ in millions) 2016 2015 Adjusted EBITDA (1) $32.8 $31.2 Net Income Attibutable to the Noncontrolling Interests (0.9) (2.4) Capital Expenditures, net (2) (5.5) (5.3) Cash Taxes (0.1) (0.5) Cash Interest, net & Other (3) (13.5) (12.7) Adjusted EBITDA Available for General Capital Purposes (4) $12.7 $10.3 Three Months Ended March 31,

12 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility . (US$ in millions) March 31, 2016 December 31, 2015 Commitment Under Facility $325.0 $325.0 Drawn 17.0 0.0 Undrawn Letters of Credit 4.6 5.0 Undrawn Commitments Under Facility $303.4 $320.0 Total Cash & Cash Equivalents 21.8 61.5 Liquidity $325.2 $381.5

13 2016 FINANCIAL OUTLOOK Revenue Adjusted EBITDA Adjusted EBITDA Available for General Capital Purposes Implied Adjusted EBITDA Margin $1.326 billion $197.7 million $113.4 million 14.9% $1.410 to $1.440 billion $225 to $235 million $130 to $140 million 15.8% to 16.4% +6.3% to +8.6% +13.8% to +18.9% +14.6% to +23.4% +90 to +150 basis points 2015 Actuals Implied Year over Year Change Revised 2016 Guidance $1.410 to $1.440 billion $225 to $235 million $135 to $145 million 15.8% to 16.4% Prior 2016 Guidance Note : See appendix for definitions of non - GAAP measures

14 APPENDIX

15 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA 1 This amount is in addition to $50.8 million of ( i ) options to purchase only exercisable upon termination not within the control of the Company, or death, and (ii) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders should the Company acquire the remaining ownership interests. Incremental (US$ in millions) Cash Stock Total Income in Period 2016 2.6 0.0 2.6 1.1 2017 3.7 0.0 3.7 0.0 2018 2.9 0.1 3.0 2.4 2019 1.6 0.0 1.6 0.0 Thereafter 5.8 0.0 5.8 1.9 Total $16.6 $0.1 $16.7(1) $5.4 Effective Multiple 3.1x Estimated Put Impact at March 31, 2016 Payment Consideration

16 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2016 2015 Cash flows use in continuing operating activities ($128.7) ($112.4) Discontinued operations 0.0 (1.3) Net cash used in operating activities ($128.7) ($113.7) Cash flows used in continuing investing activities ($8.1) ($8.9) Discontinued operations 0.0 (0.2) Net cash used in investing activities ($8.1) ($9.1) Cash flows provided by continuing financing activities $98.7 $26.1 Discontinued operations 0.0 (0.0) Net cash provided by financing activities $98.7 $26.0 Effect of exchange rate changes on cash and cash equivalents ($1.5) $0.7 Net decrease in cash and cash equivalents ($39.6) ($96.0) Three Months Ended March 31,

17 Note: Actuals may not foot due to rounding REVENUE TRENDING SCHEDULE (US$ in thousands, except percentages) 2016 Q1-14 Q2-14 Q3-14 Q4-14 FY 2014 Q1-15 Q2-15 Q3-15 Q4-15 FY 2015 Q1-16 Revenue United States $228,833 $243,128 $249,128 $272,385 $993,474 $252,018 $271,375 $270,512 $291,146 $1,085,051 $252,198 Canada 30,913 39,028 38,052 42,397 150,390 29,825 35,432 29,559 34,222 129,038 28,406 North America 259,746 282,156 287,180 314,782 1,143,864 281,843 306,807 300,071 325,368 1,214,089 280,604 Other 15,108 17,200 22,211 25,129 79,648 20,379 29,799 28,344 33,645 112,167 28,437 Total $274,854 $299,356 $309,391 $339,911 $1,223,512 $302,222 $336,606 $328,415 $359,013 $1,326,256 $309,042 % of Revenue United States 83.3% 81.2% 80.5% 80.1% 81.2% 83.4% 80.6% 82.4% 81.1% 81.8% 81.6% Canada 11.2% 13.0% 12.3% 12.5% 12.3% 9.9% 10.5% 9.0% 9.5% 9.7% 9.2% North America 94.5% 94.3% 92.8% 92.6% 93.5% 93.3% 91.1% 91.4% 90.6% 91.5% 90.8% Other 5.5% 5.7% 7.2% 7.4% 6.5% 6.7% 8.9% 8.6% 9.4% 8.5% 9.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 14.6% 12.6% 13.6% 15.6% 14.1% 10.1% 11.6% 8.6% 6.9% 9.2% 0.1% Canada -3.6% 15.0% 12.3% 18.6% 10.9% -3.5% -9.2% -22.3% -19.3% -14.2% -4.8% North America 12.1% 12.9% 13.4% 16.0% 13.7% 8.5% 8.7% 4.5% 3.4% 6.1% -0.4% Other 33.5% 33.8% 55.8% 40.4% 41.4% 34.9% 73.3% 27.6% 33.9% 40.8% 39.5% Total 13.1% 13.9% 15.7% 17.5% 15.2% 10.0% 12.4% 6.1% 5.6% 8.4% 2.3% Organic Growth % United States 12.0% 9.5% 7.7% 10.5% 9.9% 6.9% 6.6% 6.1% 5.9% 6.4% -1.2% Canada -2.2% 3.5% 14.0% 22.1% 9.7% 3.2% 2.1% -5.5% -4.3% -1.4% 4.5% North America 10.0% 8.7% 8.5% 12.1% 9.9% 6.5% 6.0% 4.6% 4.5% 5.4% -0.6% Other 29.0% 27.8% 37.4% 19.5% 27.8% 23.7% 45.5% 20.0% 39.9% 31.9% 41.4% Total 10.9% 9.6% 10.1% 12.5% 10.8% 7.4% 8.3% 5.7% 7.2% 7.1% 2.2% 2014 2015

18 ORGANIC GROWTH METHODOLOGY Year over Year Change in GAAP Revenue Less: Impact of Foreign Currency Less: Impact of Acquisitions* __________________________ = Organic Growth * Includes revenue prior to MDC’s ownership of acquisitions completed in the current year in addition to revenue from acquisitions completed in the prior year, through the 12 month anniversary of ownership

19 ACQUISITION REVENUE DISCLOSURES 2015 10K, MD&A Section, page 20: 2015 10K, Acquisition Footnote 4, page 59: Represents revenue recognized in MDC’s consolidated financial results for the period of ownership contributed by businesses acquired in the current year Represents the incremental impact on revenue for the comparable period prior to MDC’s ownership from businesses acquired in the current year, in addition to revenue from businesses acquired in the prior year through the 12 month anniversary of MDC’s ownership

20 DEFINITION OF NON - GAAP MEASURES Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure, that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates and other non - recurring items. Organic Growth: Organic revenue growth is a non - GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives . Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on May 3, 2016.

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